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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): October 17, 2000




                        MAX INTERNET COMMUNICATIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
         Nevada                         0-24273                          75-2715335
------------------------         ---------------------               --------------------
(State of incorporation)         (Commission File No.)               (IRS Employer
                                                                      Identification No.)
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           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
           ---------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (214) 691-0055
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.


         On October 17, 2000, Lawrence R. Biggs, Jr., Donald G. McLellan, Harold Clark, Chairman of the Board of Directors (the "Chairman") and Brahil Santos resigned as Directors of MAX Internet Communications, Inc. ("MAX"). The Board of Directors (the "Board") of MAX is now comprised of Mr. Robert F. Kuhnemund, who has been appointed by the Board to serve as its Chairman, Lawrence A. Cahill and Brian Norman. On October 17, 2000, MAX issued the press release filed as Exhibit 99.1.


         On October 25, 2000 Lawrence R. Biggs, Jr, resigned as CEO of MAX Internet Communications, Inc. ("MAX") and Donald G. McLellan resigned as President of MAX. Robert F. Kuhnemund, recently appointed Chairman of the Board of Directors, will serve as interim CEO and President. On October 26, 2000, MAX issued the press release filed as Exhibit 99.2.


         After the close of the markets on November 8, 2000, MAX was notified by the Nasdaq Listing Qualifications Department of its decision to delist MAX's common stock from the Nasdaq Small Cap Market. On November 9, 2000, MAX's common stock was delisted. Based on current market maker activity and other current information, the Company believes it will continue to have a market for its stock, which would trade on the NASD regulated OTC Bulletin Board and/or the National Quotation Bureau's Pink Sheets. On November 8, 2000, MAX issued the press release filed as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits. The following Exhibits are filed as part of this report:



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
Exhibit No.                        Description
-----------                        -----------
99.1                  Press Release issued October 17, 2000.

99.2                  Press Release issued October 26, 2000.

99.3                  Press Release issued November 8, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2000

                            MAX INTERNET COMMUNICATIONS, INC.


                            /s/ Robert F. Kuhnemund
                            ------------------------------------
                            Chief Executive Officer and Chairman


         INDEX TO EXHIBITS
         -----------------

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
Exhibit No.                                     Description
-------------                                  --------------
99.1                                Press Release issued October 17, 2000.

99.2                                Press Release issued October 26, 2000.

99.3                                Press Release issued November 8, 2000.
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